Fees Summary	Sep. 11, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 29,610,200.00
Previously Paid Amount	0.00
Total Fee Amount	4,533.33
Total Offset Amount	0.00
Net Fee	$ 4,533.33